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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): May 18, 2004
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                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)



      Pennsylvania                     1-11152                 23-1882087
(State or other jurisdiction    (Commission File Number)      (IRS Employer
   of incorporation)                                        Identification No.)




 781 Third Avenue, King of Prussia, PA                          19406-1409
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800

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Item 9.       Regulation FD Disclosure.

Institutional Shareholder Services ("ISS") has requested that InterDigital Communications Corporation (the "Company") provide additional information regarding fees for tax advice and preparation that the Company reported in its proxy statement for the 2004 Annual Meeting of Shareholders. In order to make this information available to our investors and the investing public, we are filing this Current Report on Form 8-K.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table sets forth fees billed by PricewaterhouseCoopers LLP to the Company for services rendered for fiscal year ended December 31, 2003:


Audit Fees                                                     $233,000
Audit-Related Fees                                             $ 12,500
Tax Fees - Preparation and Compliance                          $ 40,145
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Total Audit, Audit-Related, and Tax Preparation and
Compliance Fees                                                $285,645
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Other Non-Audit Fees:
Tax Fees - Other (1)                                           $233,955
All Other Fees                                                 $  1,400
                                                               --------
Total Other Fees                                               $235,355
                                                               --------

Total Fees                                                     $521,000
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(1) Tax Fees - Other includes $130,000 related to tax advice regarding the utilization of net operating loss carryforwards, $20,000 related to due diligence on an acquisition, $29,384 related to consulting on state tax issues, and $54,571 related to entity structuring.

The information in this Form 8-K shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERDIGITAL COMMUNICATIONS CORPORATION


                                     By: /s/ Lawrence F. Shay
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                                         Lawrence F. Shay
                                         General Counsel and Corporate Secretary



Dated:  May 18, 2004